THE JPMorgan Tax Aware Small Company Opportunities Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/18/01	Instinet Group Inc.

Shares            Price         Amount
15,900	 	  $14.50	$230,550

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.92        N/A	0.0497%	           0.369%

  Broker
First Boston Brokerage

Underwriters of Instinet Group Inc.
                                                        NUMBER
UNDERWRITERS                                           OF SHARES
------------                                           ----------

Credit Suisse First Boston Corporation..............  12,160,000
Deutsche Banc Alex. Brown Inc.......................   6,080,000
Bear, Stearns & Co. Inc. ...........................   2,432,000
J.P. Morgan Securities Inc. ........................   2,432,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated..   2,432,000
Salomon Smith Barney Inc. ..........................   2,432,000
WR Hambrecht + Co. .................................   2,432,000
Banc of America Securities LLC......................     160,000
William Blair & Company, L.L.C. ....................     160,000
CIBC World Markets Corp. ...........................     160,000
Dain Rauscher Incorporated..........................     160,000
First Union Securities, Inc. .......................     160,000
Prudential Securities Incorporated..................     160,000
Robertson Stephens, Inc. ...........................     160,000
SG Cowen Securities Corporation.....................     160,000
U.S. Bancorp Piper Jaffray Inc......................     160,000
Thomas Weisel Partners LLC..........................     160,000
                                                       ----------
          Total.....................................  32,000,000
                                                       ==========




THE JPMorgan Tax Aware Small Company Opportunities Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/24/01	Integrated Circuit Systems, Inc.

Shares            Price         Amount
26,175	 	  $15.00	$392,625

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.75        N/A	0.233%	  	   1.52%

  Broker
Lehman Brothers Inc.

Underwriters of Integrated Circuit Systems, Inc.

   Underwriters                                Number of Shares
   ------------                                ----------------

   Lehman Brothers Inc. .......................     4,527,900
   J.P. Morgan Securities Inc. ................     2,316,600
   Robertson Stephens, Inc. ...................     2,316,600
   Bear, Stearns & Co. Inc. ...................     1,263,600
   PMG Capital.................................       105,300
   CIBC World Markets Corp.....................       100,000
   A.G. Edwards & Sons, Inc....................       100,000
   Prudential Securities Incorporated..........       100,000
   Chatsworth Securities LLC...................        60,000
   Edward D. Jones & Co., L.P..................        60,000
   Legg Mason Wood Walker, Incorporated........        60,000
   Midwest Research............................        60,000
   Raymond James & Associates, Inc.............        60,000
   Sanders Morris Harris.......................        60,000
   Wedbush Morgan Securities...................        60,000
                                                    ----------
     Total.....................................    11,250,000
                                                   ==========


THE JPMorgan Tax Aware Small Company Opportunities Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/07/01	Alliance Data System Corp

Shares            Price         Amount
28,650 	  	 $12.00		$343,800

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
N/A         N/A		0.220%	  	   1.006%

  Broker
Bear Stearns Securities

Underwriters of Alliance Data System Corp

                                                  NUMBER OF
UNDERWRITER                                        SHARES
-----------                                       ----------

Bear, Stearns & Co. Inc........................   3,600,000
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated.........................   3,600,000
Credit Suisse First Boston Corporation.........   2,400,000
Banc of America Securities LLC.................     200,000
Deutsche Banc Alex. Brown......................     200,000
First Union Securities, Inc....................     200,000
Lazard Freres & Co. LLC........................     200,000
Lehman Brothers Inc............................     200,000
J.P. Morgan Securities Inc.....................     200,000
Robertson Stephens, Inc........................     200,000
SG Cowen Securities Corporation................     200,000
UBS Warburg LLC................................     200,000
Wit SoundView Corporation......................     200,000
Adams, Harkness & Hill, Inc....................     100,000
William Blair & Company, L.L.C.................     100,000
Blaylock & Partners L.P........................     100,000
Chatsworth Securities LLC......................     100,000
Fox-Pitt, Kelton Inc...........................     100,000
Gaines, Berland Inc............................     100,000
Gerard Klauer Mattison & Co., LLC..............     100,000
Hoak Breedlove Wesneski & Co...................     100,000
Josephthal & Co. Inc...........................     100,000
McDonald Investments Inc., a KeyCorp Company...     100,000
Nesbitt Burns Securities Inc...................     100,000
Raymond James & Associates, Inc................     100,000
Sanders Morris Harris..........................     100,000
C.E. Unterberg, Towbin.........................     100,000
                                                  ----------
     Total.....................................  13,000,000
                                                  ==========


THE JPMorgan Tax Aware Small Company Opportunities Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/13/01	FMC Technologies

Shares            Price         Amount
18,100 	  	 $20.00		$362,000
                                            % of Issue
Spread     Spread       Fund's                for all
Amount       %        % of issue           JPMorgan Funds
$1.25       N/A		0.164%	  	      1.090%

  Broker
Merrill Lynch & Co.

Underwriters of FMC Technologies
							NUMBER
 INTERNATIONAL MANAGER                                 OF SHARES
 --------------------                                  ---------

  Merrill Lynch International.........................   773,500
  Credit Suisse First Boston (Europe) Limited.........   640,900
  Salomon Brothers International Limited..............   574,600
  Banc of America Securities Limited..................   221,000
  Merrill Lynch, Pierce, Fenner & Smith
              Incorporated............................  2,821,000
  Credit Suisse First Boston Corporation..............  2,337,400
  Salomon Smith Barney Inc............................  2,095,600
  Banc of America Securities LLC......................    806,000
  ABN AMRO Rothschild LLC.............................     60,000
  BNY Capital Markets, Inc............................     60,000
  Danske Securities (a Division of Danske Bank A/S)...     60,000
  Deutsche Banc Alex. Brown Inc.......................     60,000
  Lehman Brothers Inc.................................     60,000
  Midwest Research Maxis Group Ltd....................     60,000
  J.P. Morgan Securities Inc..........................     60,000
  Morgan Keegan & Company, Inc........................     60,000
  Morgan Stanley & Co. Incorporated...................     60,000
  Scotia Capital (USA) Inc............................     60,000
  Simmons & Company International.....................     60,000
  UBS Warburg LLC.....................................     60,000
  Wachovia Securities, Inc............................     60,000
                                                         ---------
                 Total................................ 11,050,000
                                                        =========



THE J.P. Morgan Tax Aware Small Company Opportunities Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/28/01	Education Mgmt

Shares            Price         Amount
6,400 	  	 $32.50		$208,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
$1.625        N/A	0.142%	  	   0.825%

  Broker
First Boston Brokerage Co.

Underwriters of Education Mgmt
                                                          Number of
   Underwriter                                             Shares
   -----------                                            ---------

   J.P. Morgan Securities Inc........................... 1,935,000
   Credit Suisse First Boston Corporation............... 1,290,000
   Thomas Weisel Partners LLC...........................   774,000
   First Analysis Securities Corporation................   301,000
   SunTrust Capital Markets, Inc........................   100,000
   Barrington Research Associates, Inc..................    50,000
   Legg Mason Wood Walker, Incorporated.................    50,000
                                                          ---------
     Total..............................................  4,500,000
                                                          =========